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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 16, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10702                 34-1531521
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 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)



       500 Post Road East, Suite 320, Westport, Connecticut     06880
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        (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

     (a) Terex Corporation ("Terex" or the "Company") today filed a Form 12b-25 Notification of Late Filing (the "Form 12b-25") with the Securities and Exchange Commission ("SEC"), notifying the SEC that the Company is delaying filing of its Annual Report on Form 10-K for the period ended December 31, 2004, pending completion of its previously announced internal accounting review.

     In addition, Terex issued a press release today regarding its filing of the Form 12b-25 and announcing that it has obtained a waiver from its senior bank lending group allowing the Company until May 31, 2005 to provide its lenders with its financial information for the year ended December 31, 2004. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

     (b) Safe Harbor Statement. The above contains forward-looking statements based on Terex's current expectations and projections about future events. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others: until the review of its intercompany account imbalance by the Company is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such review, nor can there be assurance that additional adjustments to the financial statements will not be identified; and other factors, risks, uncertainties more specifically set forth in Terex's public filings with the SEC. Actual events or the actual future results of the Company may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements herein speak only as of the date of this document. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this document to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on March 16, 2005.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 16, 2005


                                               TEREX CORPORATION


                                               By:  /s/ Phillip C. Widman
                                                   Phillip C. Widman
                                                   Senior Vice President and
                                                   Chief Financial Officer










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